MERRILL LYNCH
TECHNOLOGY
FUND, INC.










FUND LOGO








Semi-Annual Report

September 30, 1996



This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH TECHNOLOGY FUND, INC.



Worldwide
Investments
As of 9/30/96


Ten Largest Holdings                      Percent of
Represented in the Portfolio              Net Assets

Informix Corporation                         9.4%
Computer Associates International, Inc.      8.0
Creative Technology Ltd.                     6.2
Acclaim Entertainment, Inc.                  6.0
C-Cube Microsystems, Inc.                    6.0
BMC Software, Inc.                           5.6
Seagate Technology, Inc.                     5.0
Cascade Communications Corp.                 4.9
Sun Microsystems, Inc.                       4.9
Electronic Arts, Inc.                        4.9


Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Systems Software                            13.7%
Application Development Software            13.3
Microcomputer Peripherals                   11.2
Semiconductors--Logic                       11.0
Educational/Entertainment Software          10.9
Communications Equipment                     9.8
Internetworking                              7.1
Internet Software                            6.1
Computer Systems                             4.9
Semiconductors--Microprocessors              4.6

Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
James K. Renck, Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


Merrill Lynch Technology Fund, Inc. made money in the September quarter. For the three months ended September 30, 1996, total returns for Class A, Class B, Class C and Class D Shares were +11.41%, +10.97%, +11.26% and +11.23%, respectively. The Fund held
26 stocks and was fully invested at the end of September.

In May we increased the Fund's cash position to 30% of net assets, and then in early June to 52%. Technology stocks subsequently declined dramatically in June and July. In our shareholder report for the quarter ended June 30, 1996, we said that we had begun to reinvest the Fund's cash position aggressively. As a result of this action, the Fund had a positive swing in performance of nearly 24% from the trough on July 23 to September quarter-end.

Investors in technology stocks appear apprehensive given the volatility in stock prices from one day to the next, which presents us with an investment opportunity. While we are now seeing some profit-taking after a sharp appreciation in stock prices, we intend to concentrate our investments in companies whose businesses at the margin are improving or are expected to be improving in the next three months-six months. For example, business at the margin has been better-than-anticipated for personal computer companies and some of their suppliers as they prepare for a strong fourth quarter. Although this should now be well-known, there remains uncertainty about actual retail demand. In terms of corporate demand, spending on database software and systems software remains very good and, for specific companies, is expected to get better. Demand for specific data communications equipment could be accelerating as well. We prefer not to make generalizations on the technology sector but to stay focused on specific opportunities, stock by stock.


Portfolio Matters
We hold large positions in several companies including Informix
Corporation, Computer Associates International, Inc., C-Cube
Microsystems, Inc. and Creative Technology Ltd.

Informix Corporation, at 9.4% of net assets, is a leading supplier of database management software and development tools. The company recently reported results for its third fiscal quarter ended September 30, 1996, which was generally expected to be the turning point in its recent acquisition of Illustra Corporation. Informix reported revenue growth of 30% compared to the prior year's third quarter, while earnings per share were essentially flat at $0.17 as compared to $0.16 last year. However, the company announced it had shipped initial test versions of its Universal Server, a significant milestone in integrating Illustra's technology with that of Informix.

Computer Associates International, Inc., at 8.0% of net assets, is a leading supplier of systems management software. Computer Associates reported results for its second fiscal quarter ended September 30, 1996 which were ahead of "street" expectations. Total revenue of $990 million increased 22% year-over-year, and earnings per share were $0.59 as compared to $0.45 (excluding acquisition charges) a year ago. Once again, the company's flagship product, Unicenter, continued to drive Computer Associates' revenue growth (up 66% year-over-year). With its introduction on Microsoft's Windows NT computing platforms, Computer Associates should continue to dominate the systems management software market.

C-Cube Microsystems, Inc., at 6.0% of net assets, is the dominant supplier of semiconductors for the digital video market. C-Cube recently reported results for its third quarter (ended September 30, 1996) which exceeded expectations. Revenues were $83 million, a gain of 135% as compared to the third quarter of last year. Earnings per share (excluding acquisition charges) were $0.41 as compared to $0.24 last year. During the quarter, C-Cube acquired Divicom, one of their customers and a leading integrator of digital video solutions. Given the explosive growth potential of digital video disks, direct broadcast satellite TV and digital cable TV, we believe C-Cube's markets will provide extraordinary growth potential.

Creative Technology Ltd., at 6.2% of net assets, is the leading supplier of audio and multimedia solutions for the personal computer market. The company has been restructuring its operations and management team during the last several months. Despite significant restructuring charges in the company's fourth fiscal quarter (ended June 30, 1996), Creative Technology's balance sheet improved significantly. The company announced it would stop manufacturing CD-ROM drives (the reason for significant losses) and focus on its profitable core audio business (51% of total revenues), whose revenues increased 49% year-over-year to $662 million. Creative also has consolidated its management team and strategy under its founder, Sim Wong Hoo. We expect that a renewed emphasis on the company's core audio technology, plus an aggressive cost control program, will create a profitable fiscal 1997.

In Conclusion
We thank you for your continued investment in Merrill Lynch
Technology Fund, Inc., and we look forward to reporting to you again in our upcoming quarterly report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(James K. Renck)
James K. Renck
Vice President and
Portfolio Manager





October 31, 1996




PORTFOLIO CHANGES

 For the Quarter Ended September 30, 1996


 Additions

 Aware Inc.
 BMC Software, Inc.
 Cascade Communications Corp.
 Cirrus Logic, Inc.
 cisco Systems, Inc.
 Dell Computer Corp.
 E* TRADE Group, Inc.
 Forte Software, Inc.
 Intel Corporation
 Interlink Computer Sciences, Inc.
*Microsoft Corporation
 National Semiconductor Corporation
 PairGain Technologies, Inc.
*Peerless Systems Corp.
 Seagate Technology, Inc.
 Sun Microsystems, Inc.
*Xilinx, Inc.


 Deletions

 Gandalf Technologies, Inc.
*Microsoft Corporation
 Oak Technology, Inc.
*Peerless Systems Corp.
*Xilinx, Inc.


[FN]
*Added and deleted in the same quarter.



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
4/27/92--12/31/92          $3.83       $4.90                --                 $0.337            +37.05%
1993                        4.90        4.50              $0.002                1.411            +22.44
1994                        4.50        5.24                --                  0.442            +26.63
1995                        5.24        5.20                --                  0.320            + 5.86
1/1/96--9/30/96             5.20        5.37                --                   --              + 3.27
                                                          ------               ------
                                                    Total $0.002         Total $2.510

                                                         Cumulative total return as of 9/30/96: +132.30%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
4/27/92--12/31/92          $3.83       $4.87                --                 $0.337            +36.29%
1993                        4.87        4.43              $0.002                1.374            +20.89
1994                        4.43        5.14                --                  0.405            +25.50
1995                        5.14        5.04                --                  0.320            + 4.81
1/1/96--9/30/96             5.04        5.16                --                   --              + 2.38
                                                          ------               ------
                                                    Total $0.002         Total $2.436

                                                         Cumulative total return as of 9/30/96: +121.89%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94         $5.75       $5.12                --                 $0.364             -4.39%
1995                        5.12        5.02                --                  0.320             +4.83
1/1/96--9/30/96             5.02        5.14                --                   --               +2.39
                                                                               ------
                                                                         Total $0.684

                                                           Cumulative total return as of 9/30/96: +2.63%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
10/21/94--12/31/94         $5.88       $5.24                --                 $0.370             -4.37%
1995                        5.24        5.19                --                  0.320             +5.67
1/1/96--9/30/96             5.19        5.35                --                   --               +3.08
                                                                               ------
                                                                         Total $0.690

                                                           Cumulative total return as of 9/30/96: +4.17%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/96                        -14.63%        -19.11%
Inception (4/27/92) through 9/30/96       +20.97         +19.51
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/96                        -15.54%        -18.72%
Inception (4/27/92) through 9/30/96       +19.72         +19.72
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                        % Return         % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/96                        -15.45%        -16.25%
Inception (10/21/94) through 9/30/96      + 1.34         + 1.34
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/96                        -14.81%        -19.28%
Inception (10/21/94) through 9/30/96      + 2.12         - 0.67
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                    12 Month    3 Month
                                                 9/30/96    6/30/96     9/30/95     % Change    % Change
Class A Shares                                    $5.37      $4.82       $6.71       -19.97%     +11.41%
Class B Shares                                     5.16       4.65        6.53       -20.98      +10.97
Class C Shares                                     5.14       4.62        6.50       -20.92      +11.26
Class D Shares                                     5.35       4.81        6.70       -20.15      +11.23
Class A Shares--Total Return                                                         -14.63(1)   +11.41
Class B Shares--Total Return                                                         -15.54(1)   +10.97
Class C Shares--Total Return                                                         -15.45(1)   +11.26
Class D Shares--Total Return                                                         -14.81(1)   +11.23

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.320 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS                                                                                     (in US Dollars)
                                      Shares                                                                Value    Percent of
COUNTRY      Industries                Held             Stocks                              Cost          (Note 1a)  Net Assets
United       Application             140,000  ++Forte Software, Inc.                   $  4,595,625     $  5,460,000    0.7%
States       Development           2,788,000  ++Informix Corporation                     57,048,504       77,715,500    9.4
             Software                620,000  ++Oracle Corporation                       21,594,835       26,350,000    3.2
                                                                                       ------------     ------------  ------
                                                                                         83,238,964      109,525,500   13.3

             Communications          500,000  ++Cascade Communications Corp.             33,466,043       40,687,500    4.9
             Equipment               510,000  ++PairGain Technologies, Inc.              34,542,704       39,907,500    4.9
                                                                                       ------------     ------------  ------
                                                                                         68,008,747       80,595,000    9.8

             Computer Systems        650,000  ++Sun Microsystems, Inc.                   35,314,630       40,300,000    4.9

             Educational/          6,480,000  ++Acclaim Entertainment, Inc.++++         103,211,387       49,410,000    6.0
             Entertainment         1,078,900  ++Electronic Arts, Inc.                    38,161,872       40,189,025    4.9
             Software                                                                  ------------     ------------  -----
                                                                                        141,373,259       89,599,025   10.9

             Internet Software       695,000  ++Cybercash, Inc.                          36,437,228       21,197,500    2.6
                                      75,000  ++E* TRADE Group, Inc.                        787,500          984,375    0.1
                                      45,000  ++Infonautics, Inc. (Class A)                 630,000          191,250    0.0
                                     600,000  ++Netscape Communications Corp.            36,563,777       27,750,000    3.4
                                                                                       ------------     ------------  ------
                                                                                         74,418,505       50,123,125    6.1

             Internetworking         640,000  ++cisco Systems, Inc.                      32,016,208       39,680,000    4.8
                                     460,400  ++FORE Systems, Inc.                       14,476,296       19,049,050    2.3
                                                                                       ------------     ------------  ------
                                                                                         46,492,504       58,729,050    7.1

             Microcomputer         8,833,850  ++Creative Technology Ltd. ++++(a)        122,956,667       50,794,638    6.2
             Peripherals             739,300  ++Seagate Technology, Inc.                 36,723,082       41,308,388    5.0
                                                                                       ------------     ------------  ------
                                                                                        159,679,749       92,103,026   11.2

             Microcomputers          429,400  ++Dell Computer Corp.                      22,666,137       33,332,175    4.1

             Photography             502,300    Polaroid Corporation                     22,067,599       22,101,200    2.7

             Semiconductors--        195,000  ++Aware, Inc.                               2,325,001        3,266,250    0.4
             Logic                 1,115,000  ++C-Cube Microsystems, Inc.                59,092,061       49,338,750    6.0
                                     190,300  ++Cirrus Logic, Inc.                        3,244,425        3,972,512    0.5
                                   1,660,500  ++National Semiconductor Corporation       34,980,027       33,417,563    4.1
                                                                                       ------------     ------------  ------
                                                                                         99,641,514       89,995,075   11.0

             Semiconductors--        400,000    Intel Corporation                        29,644,440       38,150,000    4.6
             Microprocessors

             Systems Software        575,000  ++BMC Software, Inc.                       33,765,630       45,712,500    5.6
                                   1,093,150    Computer Associates International,
                                                Inc.                                     54,401,098       65,315,712    8.0
                                     115,700  ++Interlink Computer Sciences, Inc.         1,157,000          997,913    0.1
                                                                                       ------------     ------------  ------
                                                                                         89,323,728      112,026,125   13.7

                                                Total Investments in Stocks             871,869,776      816,579,301   99.4

             Total Investments                                                         $871,869,776      816,579,301   99.4
                                                                                       ============
             Other Assets Less Liabilities                                                                 5,153,906    0.6
                                                                                                        ------------  ------
             Net Assets                                                                                 $821,733,207  100.0%
                                                                                                        ============  ======

          (a)Shares of Creative Technology Ltd. (Singapore Holdings) were combined with the US holdings of Creative Technology Ltd.
           ++Non-income producing security.
         ++++Investments in companies 5% or more of whose outstanding securities are held by the Company (such companies are defined as 'Affiliated Companies' in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:


                                                    Net Share        Net      Dividend
             Industry             Affiliate          Activity        Cost      Income

             Educational/         Acclaim
             Entertainment        Entertainment,
             Software             Inc.                  --            --         --
             Microcomputer        Creative
             Peripherals          Technology Ltd.    727,150      $9,807,063     --

             Total                                                $9,807,063
                                                                  ==========


             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of September 30, 1996
Assets:             Investments, at value (identified cost--$871,869,776)(Note 1a)                          $816,579,301
                    Foreign cash (Note 1c)                                                                            30
                    Receivables:
                      Securities sold                                                      $ 38,603,625
                      Capital shares sold                                                     1,080,060       39,683,685
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      27,437
                    Prepaid registration fees and other assets (Note 1f)                                          32,149
                                                                                                            ------------
                    Total assets                                                                             856,322,602
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                   27,842,677
                      Capital shares redeemed                                                 3,422,386
                      Investment adviser (Note 2)                                               667,533
                      Distributor (Note 2)                                                      440,637       32,373,233
                                                                                           ------------
                    Accrued expenses and other liabilities                                                     2,216,162
                                                                                                            ------------
                    Total liabilities                                                                         34,589,395
                                                                                                            ------------


Net Assets:         Net assets                                                                              $821,733,207
                                                                                                            ============


Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  4,626,383
                    Class B Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                          9,733,731
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            545,767
                    Class D Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                            792,991
                    Paid-in capital in excess of par                                                         789,699,714
                    Accumulated investment loss--net                                                          (4,431,414)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               102,938,549
                    Accumulated distributions in excess of realized capital gains on
                    investments and foreign currency transactions--net (Note 1g)                             (26,882,036)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (55,290,478)
                                                                                                            ------------
                    Net assets                                                                              $821,733,207
                                                                                                            ============

Net Asset           Class A--Based on net assets of $248,576,338 and 46,263,834
Value:                       shares outstanding                                                             $       5.37
                                                                                                            ============
                    Class B--Based on net assets of $502,690,452 and 97,337,312
                             shares outstanding                                                             $       5.16
                                                                                                            ============
                    Class C--Based on net assets of $28,031,331 and 5,457,665
                             shares outstanding                                                             $       5.14
                                                                                                            ============
                    Class D--Based on net assets of $42,435,086 and 7,929,908
                             shares outstanding                                                             $       5.35
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended September 30, 1996
Investment          Interest and discount earned                                                            $  3,879,525
Income              Dividends                                                                                    295,887
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               4,175,412
                                                                                                            ------------


Expenses:           Investment advisory fees (Note 2)                                                          4,208,779
                    Account maintenance and distribution fees--Class B (Note 2)                                2,627,771
                    Transfer agent fees--Class B (Note 2)                                                        815,646
                    Transfer agent fees--Class A (Note 2)                                                        328,213
                    Account maintenance and distribution fees--Class C (Note 2)                                  146,567
                    Accounting services (Note 2)                                                                  91,340
                    Printing and shareholder reports                                                              82,582
                    Registration fees (Note 1f)                                                                   64,965
                    Transfer agent fees--Class D (Note 2)                                                         56,737
                    Account maintenance fees--Class D (Note 2)                                                    52,856
                    Transfer agent fees--Class C (Note 2)                                                         48,495
                    Professional fees                                                                             29,507
                    Custodian fees                                                                                23,271
                    Directors' fees and expenses                                                                  20,406
                    Pricing fees                                                                                     134
                    Other                                                                                          9,557
                                                                                                            ------------
                    Total expenses                                                                             8,606,826
                                                                                                            ------------
                    Investment loss--net                                                                      (4,431,414)
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                        117,006,898
Unrealized Gain     Change in unrealized appreciation/depreciation on:
(Loss) on             Investments--net                                                    $(27,274,446)
Investments &         Foreign currency transactions--net                                            (2)      (27,274,448)
Foreign Currency                                                                          ------------      ------------
Transactions--Net   Net Increase in Net Assets Resulting from Operations                                    $ 85,301,036
(Notes 1b, 1c,                                                                                              ============
1e & 3):


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six        For the
                                                                                           Months Ended       Year Ended
                    Increase (Decrease) in Net Assets:                                    Sept. 30, 1996    Mar. 31, 1996
Operations:         Investment loss--net                                                   $ (4,431,414)    $(13,699,571)
                    Realized gain on investments and foreign currency
                    transactions--net                                                       117,006,898       84,591,959
                    Change in unrealized depreciation on investments and
                    foreign currency transactions--net                                      (27,274,448)     (22,422,014)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     85,301,036       48,470,374
                                                                                           ------------     ------------


Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                        --       (8,279,075)
(Note 1g):            Class B                                                                        --      (20,434,367)
                      Class C                                                                        --       (1,128,078)
                      Class D                                                                        --       (1,437,377)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --       (7,115,288)
                      Class B                                                                        --      (17,561,916)
                      Class C                                                                        --         (969,506)
                      Class D                                                                        --       (1,235,326)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                                     --      (58,160,933)
                                                                                           ------------     ------------


Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                           (139,243,782)     (39,662,007)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (53,942,746)     (49,352,566)
                    Beginning of period                                                     875,675,953      925,028,519
                                                                                           ------------     ------------
                    End of period                                                          $821,733,207     $875,675,953
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                           Class A**
                                                                                                                  For the
                    The following per share data and ratios have        For the                                   Period
                    been derived from information provided in the      Six Months                                April 27,
                    financial statements.                                Ended            For the Year           1992++ to
                                                                       Sept. 30,         Ended March 31,         March 31,
                    Increase (Decrease) in Net Asset Value:              1996       1996      1995       1994      1993
Per Share           Net asset value, beginning of period              $   4.82   $   4.89  $   5.17  $   5.08   $   3.83
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.01)      (.03)      .05      (.01)        --
                    Realized and unrealized gain on investments
                    and foreign currency
                    transactions--net                                      .56        .28       .11      1.51       1.59
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .55        .25       .16      1.50       1.59
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --      (.02)       --         --
                      In excess of investment income--net                   --         --      (.01)       --         --
                      Realized gain on investments--net                     --       (.17)     (.05)    (1.41)      (.34)
                      In excess of realized gain on
                      investments--net                                      --       (.15)     (.36)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.32)     (.44)    (1.41)      (.34)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   5.37   $   4.82  $   4.89  $   5.17   $   5.08
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  11.41%+++   5.15%     2.86%    35.68%     42.09%+++
Return:***                                                            ========   ========  ========  ========   ========


Ratios to           Expenses                                             1.34%*     1.31%     1.33%     1.35%      1.59%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Investment income (loss)--net                        (.35%)*    (.62%)     .87%     (.11%)      .04%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $248,576   $246,909  $254,188  $174,809   $100,830
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.76%    108.36%   175.57%   350.64%    482.79%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0622   $  .0366        --        --         --
                                                                      ========   ========  ========  ========   ========

                                                                                           Class B**
                                                                                                                 For the
                    The following per share data and ratios have        For the                                  Period
                    been derived from information provided in the     Six Months                                 April 27,
                    financial statements.                               Ended             For the Year          1992++ to
                                                                      Sept. 30,          Ended March 31,         March 31,
                    Increase (Decrease) in Net Asset Value:              1996       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $   4.66   $   4.78  $   5.08  $   5.03   $   3.83
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.03)      (.09)     (.01)     (.05)      (.04)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                 .53        .29       .11      1.48       1.58
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .50        .20       .10      1.43       1.54
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --++++    --         --
                      In excess of investment income--net                   --         --        --++++    --         --
                      Realized gain on investments--net                     --       (.17)     (.05)    (1.38)      (.34)
                      In excess of realized gain on
                      investments--net                                      --       (.15)     (.35)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                       --       (.32)     (.40)    (1.38)      (.34)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   5.16   $   4.66  $   4.78  $   5.08   $   5.03
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  10.73%+++   4.21%     1.78%    34.22%     40.77%+++
Return:***                                                            ========   ========  ========  ========   ========


Ratios to           Expenses                                             2.39%*     2.34%     2.38%     2.36%      2.53%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Investment income (loss)--net                       (1.39%)*   (1.65%)    (.10%)   (1.08%)      .93%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $502,691   $553,819  $614,935  $224,330   $ 57,592
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  84.76%    108.36%   175.57%   350.64%    482.79%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0622   $  .0366        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Based on average shares outstanding during the
                    period.
                 ***Total investment returns exclude the effect
                    of sales loads.
                  ++Commencement of Operations.
                ++++Amount is less than $.01 per share.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversion may materially affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                      Class C**                       Class D**
                                                            For the              For the    For the              For the
                    The following per share data and ratios   Six      For the    Period      Six     For the    Period
                    have been derivedfrom information        Months     Year     Oct. 21,   Months      Year     Oct. 21,
                    provided in the financial statements.    Ended     Ended     1994++ to   Ended     Ended    1994++ to
                                                           Sept. 30,  March 31,  March 31,  Sept. 30, March 31,  March 31,
                    Increase (Decrease) in Net Asset Value:   1996      1996       1995       1996      1996       1995
Per Share           Net asset value, beginning of period   $   4.64   $   4.76  $   5.75   $   4.81  $   4.89   $   5.88
Operating                                                  --------   --------  --------   --------  --------   --------
Performance:        Investment loss--net                       (.03)      (.09)       --       (.02)     (.05)      (.02)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           .53        .29      (.62)       .56       .29       (.60)
                                                           --------   --------  --------   --------  --------   --------
                    Total from investment operations            .50        .20      (.62)       .54       .24       (.62)
                                                           --------   --------  --------   --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                     --         --      (.02)        --        --       (.02)
                      In excess of investment income--net        --         --      (.01)        --        --       (.01)
                      Realized gain on investments--net          --       (.17)     (.04)        --      (.17)      (.04)
                      In excess of realized gain on
                      investments--net                           --       (.15)     (.30)        --      (.15)      (.30)
                                                           --------   --------  --------   --------  --------   --------
                    Total dividends and distributions            --       (.32)     (.37)        --      (.32)      (.37)
                                                           --------   --------  --------   --------  --------   --------
                    Net asset value, end of period         $   5.14   $   4.64  $   4.76   $   5.35  $   4.81   $   4.89
                                                           ========   ========  ========   ========  ========   ========

Total Investment    Based on net asset value per share       10.78%+++   4.22%   (11.11%)+++ 11.23%+++  4.94%    (10.76%)+++
Return:***                                                 ========   ========  ========   ========  ========   ========


Ratios to           Expenses                                  2.41%*     2.36%     2.59%*     1.59%*    1.56%      1.80%*
Average                                                    ========   ========  ========   ========  ========   ========
Net Assets:         Investment loss--net                     (1.42%)*   (1.69%)    (.02%)*    (.61%)*   (.89%)     (.81%)*
                                                           ========   ========  ========   ========  ========   ========


Supplemental        Net assets, end of period
Data:               (in thousands)                         $ 28,031   $ 31,090  $ 23,259   $ 42,435  $ 43,858   $ 32,646
                                                           ========   ========  ========   ========  ========   ========
                    Portfolio turnover                       84.76%    108.36%   175.57%     84.76%   108.36%    175.57%
                                                           ========   ========  ========   ========  ========   ========
                    Average commission rate paid++++++     $  .0622   $  .0366        --   $  .0622  $  .0366         --
                                                           ========   ========  ========   ========  ========   ========

                   *Annualized.
                  **Based on average shares outstanding during the
                    period.
                 ***Total investment returns exclude the effect
                    of sales loads.
                  ++Commencement of Operations.
                ++++Amount is less than $.01 per share.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The
                    "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction.
                    Such conversion may materially affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Technology Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

*Financial futures contracts--The Company may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

*Options--The Company is authorized to write and purchase call and put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

*Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

*Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

NOTES TO FINANCIAL STATEMENTS (concluded)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Company is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Company are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Company's port-folio and provides the administrative services necessary for the operation of the Company. As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D
Shares as follows:

                                        MLFD          MLPF&S

Class A                                $1,103        $14,786
Class D                                $3,815        $65,329


For the six months ended September 30, 1996, MLPF&S received contingent deferred sales charges of $1,199,814 and $12,088 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 1996 were $599,015,830 and $741,243,111, respectively.

Net realized and unrealized gains (losses) as of September 30, 1996 were as follows:

                                    Realized      Unrealized
                                     Gains          Losses

Long-term investments            $117,004,752   $(55,290,475)
Short-term investments                  2,146             --
Foreign currency transactions              --             (3)
                                 ------------   ------------
Total                            $117,006,898   $(55,290,478)
                                 ============   ============

As of September 30, 1996, net unrealized depreciation for Federal income tax purposes aggregated $55,290,475, of which $106,640,059 related to appreciated securities and $161,930,534 related to depreciated securities. The aggregate cost of investments at September 30, 1996 for Federal income tax purposes was $871,869,776.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $139,243,782 and $39,662,007 for the six months ended September 30, 1996 and the year ended March 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                         6,171,227  $  30,399,580
Shares redeemed                   (11,097,698)   (55,164,267)
                                -------------  -------------
Net decrease                       (4,926,471) $ (24,764,687)
                                =============  =============

Class A Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                        14,643,437  $  80,491,145
Shares issued to shareholders
in reinvestment of distributions    2,916,570     13,999,534
                                -------------  -------------
Total issued                       17,560,007     94,490,679
Shares redeemed                   (18,367,105)  (101,763,387)
                                -------------  -------------
Net decrease                         (807,098) $  (7,272,708)
                                =============  =============


Class B Shares for the Six Months                   Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                        11,514,708  $  54,554,738
Shares redeemed                   (32,813,455)  (156,144,141)
Automatic conversion of shares       (191,450)      (900,302)
                                -------------  -------------
Net decrease                      (21,490,197) $(102,489,705)
                                =============  =============


Class B Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                        44,533,673  $ 247,425,471
Shares issued to shareholders
in reinvestment of distributions    7,345,183     34,155,100
                                -------------  -------------
Total issued                       51,878,856    281,580,571
Shares redeemed                   (60,499,212)  (331,236,048)
Automatic conversion of shares     (1,154,117)    (6,053,728)
                                -------------  -------------
Net decrease                       (9,774,473) $ (55,709,205)
                                =============  =============


Class C Shares for the Six Months                   Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                         1,097,204  $   5,193,959
Shares redeemed                    (2,346,373)   (11,160,649)
                                -------------  -------------
Net decrease                       (1,249,169) $  (5,966,690)
                                =============  =============


Class C Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                         4,886,598  $  26,661,560
Shares issued to shareholders
in reinvestment of distributions      393,754      1,823,084
                                -------------  -------------
Total issued                        5,280,352     28,484,644
Shares redeemed                    (3,459,920)   (18,347,380)
                                -------------  -------------
Net increase                        1,820,432  $  10,137,264
                                =============  =============


Class D Shares for the Six Months                   Dollar
Ended September 30, 1996              Shares        Amount

Shares sold                         2,599,092  $  12,866,763
Automatic conversion of shares        185,153        900,302
                                -------------  -------------
Total issued                        2,784,245     13,767,065
Shares redeemed                    (3,972,534)   (19,789,765)
                                -------------  -------------
Net decrease                       (1,188,289) $  (6,022,700)
                                =============  =============


Class D Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                        11,068,175  $  62,166,617
Automatic conversion of shares      1,119,350      6,053,728
Shares issued to shareholders
in reinvestment of distributions      499,971      2,394,860
                                -------------  -------------
Total issued                       12,687,496     70,615,205
Shares redeemed                   (10,248,895)   (57,432,563)
                                -------------  -------------
Net increase                        2,438,601  $  13,182,642
                                =============  =============